UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 30, 2007
SWIFT TRANSPORTATION CO., INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043

(Address of Principal Executive Offices)	(Zip Code)
(602) 269-9700
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On January 30, 2007, the Compensation Committee and the Board of Directors (together, the “Board”) approved the true-up of bonus amounts payable to named executive officers pursuant to the Company’s 2006 Long Term Incentive Compensation Plan (the “2006 Plan”), which was originally approved by the Board in January 2006. Partial bonus amounts were paid in mid-December 2006 based on estimated adjusted earnings per share for 2006. The amounts below reflect the difference between the bonus amounts paid in December based on then estimated performance pursuant to the 2006 Plan, and the total bonus amounts to be paid based on the Company’s actual adjusted 2006 results, as recently reported.
The residual bonus amounts payable, pursuant to the 2006 Plan, to the Company’s named executive officers are as follows:

Residual Incentive
Bonus Under
Executive Officer	2006 Plan
Robert W. Cunningham, Chief Executive Officer and President	$225,000
Glynis A. Bryan, Executive Vice President and Chief Financial Officer	$199,266
Samuel C. Cowley, Executive Vice President and General Counsel	$199,266
Mark A. Martin, Executive Vice President	$183,938
Richard Stocking, Executive Vice President	$183,938

In addition to the true-up of bonuses payable pursuant to the 2006 Plan, the Board approved the following stock option and performance share awards for the Company’s named executive officers, pursuant to the 2006 Plan:

		Performance
Executive Officer	Stock Option Awards	Share Awards
Robert W. Cunningham, Chief Executive Officer and President	—	10,239
Glynis A. Bryan, Executive Vice President and Chief Financial Officer	15,000	4,463
Samuel C. Cowley, Executive Vice President and General Counsel	15,000	4,463
Mark A. Martin, Executive Vice President	15,000	4,463
Richard Stocking, Executive Vice President	15,000	4,463

These equity awards were granted under the Company’s 2003 Stock Incentive Plan. The stock options were granted with an exercise price of $30.52 (the market closing price on the grant date), a term of seven years and a five year vesting period at a rate of 20% per year beginning on the first anniversary of the award. The performance share awards vest over two years at a rate of 50% per year beginning on the first anniversary of the award.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
10.1 Form of Non-Statutory Stock Option Agreement for 2003 Stock Incentive Plan
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 31, 2007

SWIFT TRANSPORTATION CO., INC.
By:	/s/ Glynis Bryan
Glynis Bryan
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Form of Non-Statutory Stock Option Agreement for 2003 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 7, 2006.